SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
Act of 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [  ]
Check the appropriate box:
[  ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
      240.14a-12

                     CSB Bancorp, Inc.
      (Name of Registrant as Specified In Its Charter)


(Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing fee (Check the appropriate box)
[X]  No fee required.
[  ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
and 0-11.
1)   Title of each class of securities to which transaction
     applies:
________________________________________________________

2)    Aggregate number of securities to which transaction applies:
          __________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

__________________________________________________________________
4)    Proposed maximum aggregate value of transaction:
          _________________________________________________________________
5)    Total fee paid:
_________________________________________________________________

[  ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)  Amount Previously Paid:
___________________________________

2)  Form, Schedule or Registration Statement No.:
___________________________________

3)  Filing party:
___________________________________

4)  Date filed:
___________________________________
                        CSB BANCORP, INC.
                        6 W. Jackson Street
                      Millersburg, Ohio  44654

                       ___________________

                NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD ON APRIL 9, 1997
                       ___________________


NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Meeting") of CSB Bancorp, Inc. ("CSB") will be held at the Carlisle Village Inn, Walnut Creek, Ohio 44687, on April 9, 1997, at 7:00 p.m. local time, for the following purposes:

1.  To elect three directors for three-year terms ending in 2000;

2. The transaction of any other business that may properly come before the Meeting or any adjournments thereof.

Shareholders of record at the close of business on March 3, 1997, are entitled to vote at the Meeting and at any adjournment thereof.

                             BY ORDER OF THE BOARD OF DIRECTORS


                            /s/ Douglas D. Akins

                            Douglas D. Akins
                            President and Chief Executive Officer

Millersburg, Ohio
March 18, 1997

THE PROMPT RETURN OF PROXIES WILL SAVE CSB THE EXPENSE OF A FURTHER REQUEST FOR PROXIES IN ORDER TO INSURE A QUORUM. PLEASE NOTE THAT YOUR VOTE CANNOT BE COUNTED UNLESS YOU SIGN AND RETURN THE PROXY
CARD OR ATTEND THE MEETING AND VOTE IN PERSON.

                            CSB BANCORP, INC.
                           6 W. Jackson Street
                         Millersburg, Ohio  44654

                          ____________________

                            PROXY STATEMENT
                          ____________________

                     ANNUAL MEETING OF SHAREHOLDERS
                              April 9, 1997

                          ____________________

                               GENERAL

The enclosed proxy is solicited by the Board of Directors of CSB Bancorp, Inc. ("CSB"), the principal executive offices of which are located at 6 W. Jackson Street, Millersburg, Ohio 44654, in connection with the Annual Meeting of Shareholders (the "Meeting") of CSB to be held on April 9, 1997 at the Carlisle Village Inn, Walnut Creek, Ohio 44687, at 7:00 p.m. This proxy statement and the accompanying notice of meeting are first being mailed to shareholders on or about March 18, 1997.

The Meeting has been called for the following purposes: (i) to elect three directors, each for a three year term, and (ii) to transact any other business that may properly come before the Meeting or any adjournments thereof.

Revocation of Proxies, Discretionary Authority and Cumulative Voting

CSB's common shares, par value $6.25 per share (the "Common Shares"), can be voted at the Meeting only if the shareholder is represented by proxy or is present in person. Shareholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of CSB (addressed to: CSB Bancorp, Inc., 6 W. Jackson Street, Millersburg, Ohio 44654, Attention:
Shirley J. Roberts, Secretary) or by filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting. A proxy will not be voted if a shareholder attends the Meeting and votes in person. Proxies solicited by the Board of Directors will be voted in accordance with the directions given therein. Where no instructions are indicated, proxies will be voted for the nominees for directors set forth below. The proxy confers discretionary authority on the persons named therein to vote with respect to (i) the election of any person as a director where the nominee is unavailable or unable to serve, (ii) matters incident to the conduct of the Meeting and (iii) any other business that may properly come before the Meeting or any adjournment thereof. At this time it is not known whether there will be cumulative voting for the election of directors at the Meeting. If any shareholder demands cumulative voting for the election of directors at the Meeting, your proxy will give the individuals named on the proxy full discretion and authority to vote cumulatively, and in their sole discretion to allocate votes among any or all of the nominees, unless authority to vote for any or all of the nominees is withheld.

The enclosed proxy is being solicited by CSB and the cost of soliciting proxies will be borne by CSB. In addition to use of the mails, proxies may be solicited personally or by telephone, telegraph or telefax by directors, officers and employees of CSB.


Security Ownership of Certain Beneficial Owners and Management

Shareholders of record as of the close of business on March 3, 1997, are entitled to (i) notice of the Meeting and (ii) one vote for each Common Share held on that date. As of March 3, 1997, CSB had 1,295,171.6247 Common Shares issued and outstanding. The presence at the Meeting in person or by proxy of at least a majority of such shares will be required to constitute a quorum at the Meeting.

The following table sets forth, as of March 3, 1997, the Common Shares beneficially owned by that person who was the beneficial owner of more than 5% of the outstanding Common Shares. Except as shown below, CSB is not aware of any person, group or entity owning more than 5% of CSB's outstanding Common Shares as of March 3, 1997.

Name and Address        Amount and Nature       Percent of Common
of Beneficial Owner     Beneficial Ownership(1) Shares Outstanding
___________________     _______________________ __________________

John Fair Canfield      64,864.9540              5.01
3999 Woodbridge Road
Columbus, OH  43220

_______________________

(1) The Securities and Exchange Commission has defined "beneficial owner" of a security to include any person who has or shares voting power or investment power with respect to any such security or who has the right to acquire beneficial ownership of any such security within 60 days.

The following table sets forth, as of March 3, 1997, (i) the Common Shares beneficially owned by each director and named executive officer of CSB and (ii) the Common Shares beneficially owned by all officers and directors as a group.

Name of             Amount and          Percent of
Beneficial          Nature Beneficial   Common Shares
Owner               Ownership(1)        Outstanding    Director
------------      -----------------   --------------   ---------
David W. Kaufman      3,440.0000        0.27             Yes

J. Thomas Lang        1,589.6996        0.12             Yes

H. Richard Maxwell    8,200.0000        0.63             Yes

Vivan A. McClelland  16,800.0000        1.30             Yes

Daniel J. Miller     16,691.9785        1.29             Yes

Samuel P. Riggle, Jr. 7,343.9489        0.57             Yes

David C. Sprang      54,400.0000        4.20             Yes

Samuel M. Steimel     7,204.2506        0.56             Yes

Douglas D. Akins        928.4908        0.07             Yes
                    ------------        ----
All directors and
officers as a group
(13 persons)        124,492.5502        9.61

__________________

(1) The Securities and Exchange Commission has defined "beneficial owner" of a security to include any person who has or shares voting power or investment power with respect to any such security or who has the right to acquire beneficial ownership of any such security within 60 days.


     SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires CSB's officers, directors and persons who own more than 10% of a registered class of CSB's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% shareholders are required to furnish CSB with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it and by statements of officers and directors that they complied with all applicable filing requirements, its officers, directors and greater than 10% beneficial owners complied with all filing requirements applicable to them.


                       ELECTION OF DIRECTORS

CSB's Regulations provide that its business shall be managed by a board of directors of not less than three and not more than twenty-five persons.
CSB's Regulations divide such directors into three classes as nearly equal in number as possible and set their terms at three years. The Board of Directors, pursuant to CSB's Regulations, has established the number of directors at nine.

Assuming that at least a majority of the issued and outstanding Common Shares are present at the Meeting so that a quorum exists, the three nominees for director of CSB receiving the most votes will be elected as directors. Shareholders have the right to vote cumulatively in the election of directors. In order to exercise the right to vote cumulatively, a shareholder must give written notice to the president, a vice president or the secretary of CSB not less than forty-eight hours before the time fixed for the meeting and the shareholder's demand for cumulative voting must be announced at the commencement of the meeting by or on behalf of the shareholder. If cumulative voting is elected, a shareholder may cast as many votes in an election of directors as the number of directors to be elected multiplied by the number of shares held. The Board of Directors has nominated Daniel J. Miller, Samuel P. Riggle, Jr. and David C. Sprang, each of whom are incumbent directors and whose present terms expire at the Meeting, to serve until the 2000 Annual Meeting of Shareholders and until their respective successors are elected and qualified.

It is intended that Common Shares represented by the accompanying form of proxy will be voted for the election of the nominees, unless contrary instructions are indicated as provided on the proxy card. (If you do not wish your shares to be voted for particular nominees, please so indicate on the proxy card.) If one or more of the nominees should at the time of the meeting be unavailable or unable to serve as a candidate, the shares represented by the proxies will be voted to elect the remaining nominees and any substitute nominee or nominees designated by the Board of Directors. The Board of Directors knows of no reason why any of the nominees will be unavailable or unable to serve. At this time it is not known whether there will be cumulative voting for the election of directors at the Meeting. If any shareholder properly demands cumulative voting for the election of directors at the Meeting, your proxy will give the individuals named on the proxy full discretion and authority to vote cumulatively and in their sole discretion to allocate votes among any or all of the nominees, unless authority to vote for any or all of the nominees is withheld.

The Board of Directors recommends that Shareholders vote "FOR" the election of the nominees.


The following table sets forth information concerning nominees for directors of CSB, including their principal occupation or employment during the past five years.


                         Nominees for Directors

                                                       YEAR FIRST
                                            POSITIONS  ELECTED OR   TERM
                           PRINCIPAL        HELD       APPOINTED    TO
      NAME            AGE  OCCUPATION       WITH CSB   DIRECTOR     EXPIRE
-------------------   ---  --------------   ---------  ----------   ------
Daniel J. Miller      57   Physician        Director   1979         2000

Samuel P. Riggle, Jr. 59   General Manager  Director   1982         2000
                           & CEO,
                           Holmes-Wayne
                           Electric
                           Cooperative, Inc.

David C. Sprang       70   Retired Officer  Director   1991        2000
                           of CSB(1)






____________________________

(1) Mr. Sprang retired from CSB as a Vice President in July, 1990, a position he held beginning in March, 1987.

The following table sets forth information concerning (i) incumbent directors of CSB who are not nominees for election at the Meeting and (ii) the other current executive officers of CSB. Included in the table is information regarding each person's principal occupation or employment during the past five years.

                 Directors and Executive Officers


                                                            YEAR FIRST
                                             POSITIONS      ELECTED OR     TERM
                           PRINCIPAL         HELD           APPOINTED      TO
NAME                  AGE  OCCUPATION        WITH CSB(1)    DIRECTOR       EXPIRE
--------------        ---  ----------        -----------    ----------    --------
David W. Kaufman      47   Auctioneer         Director       1988           1998
                           and Realtor

H. Richard Maxwell    67   Retired Clothier,  Director       1964           1998
                           Residential
                           Appraiser

Samuel M. Steimel     39   Attorney           Director       1989           1998

Douglas D. Akins      40   Banker             Director
                                              President(2)   1995           1998

J. Thomas Lang        53   Veterinarian,      Director       1993           1999
                           Dairy Farmer

Vivian A. McClelland  73   Retired            Director       1993           1999

Robert E. Boss        40   Banker             Senior Vice
                                              President(3)   N/A

Shirley J. Roberts    55   Banker             Senior Vice
                                              President and
                                              Secretary(4)   N/A

Pamela S. Basinger    26   Banker             Treasurer(5)   N/A

Stanley E. Yoder      55   Banker             Senior Vice
                                              President(6)   N/A

_________________________

(1) Directors have held these vocations or positions for at least five years, unless otherwise noted.

(2) Mr. Akins held the positions of Vice President from March, 1987 to April, 1990; Senior Vice President from April, 1990 to January, 1991; and Executive Vice President from January, 1991 to September, 1993, when he was elected President.

(3) Mr. Boss held the position of Vice President from January, 1990 to January, 1991, when he was elected Senior Vice President.

(4) Ms. Roberts held the position of Compliance Officer from 1985 until April, 1990, and Vice President from April, 1990 to April,
1991, when she was elected Senior Vice President.

(5) Ms. Basinger held the position of Credit and Loan Review Officer from February, 1994 until October, 1996, when she was elected Treasurer.

(6) Mr. Yoder held the position of Vice President from April, 1988 to January, 1991, when he was elected Senior Vice President.

The Board of Directors and Its Committees

The Board of Directors conducts its business through meetings of the Board and its committees. Regular meetings of the Board of Directors are held on a monthly basis. The Board of Directors held 12 regular meetings during the year ended December 31, 1996. No director attended fewer than 75% of such meetings. Directors receive no compensation from CSB, except that Mr. Lang, Ms. McClelland and Mr. Steimel each received $100 as compensation for serving on the Nominating Committee. In addition, each director of CSB also serves as a director of The Commercial and Savings Bank of Millersburg Ohio, a subsidiary of CSB, for which outside directors are compensated at a rate of $8,000 annually, plus $100 per Board Meeting attended or reviewed and $100 per Committee Meeting. Mr. Akins, a director who is also employed by the Company, is compensated as a director at a rate of $4,000 annually and is not entitled to additional compensation for attending Board or Committee Meetings.

The Nominating Committee selects the nominees for election as directors and consists of Mr. Lang, Ms. McClelland and Mr. Steimel. John F. Canfield, a shareholder of CSB, assisted the Nominating Committee as an ad hoc member, for which he was not compensated. The Nominating Committee met one time in 1996. No nominations for directors, except those made by the Nominating Committee, shall be voted upon at the Meeting unless other nominations are submitted by shareholders to the Secretary of CSB in writing not less than fourteen nor more than fifty days prior to the date of the Meeting.


Report of the Compensation Committee of the Board of Directors on Executive Compensation

The Compensation Committee of the Board of Directors (the
"Committee") consists entirely of outside directors, currently four in number. The Committee is responsible for developing and recommending CSB's executive compensation principles, policies, and programs to the Board of Directors.

The Committee believes that in representing the Board of Directors, it must act in the best interests of the shareholders as it reviews and determines CSB's executive compensation principles, policies and programs. The Committee's essential goal is to create a balance by which CSB is able to attract and retain qualified management personnel while at the same time providing for maximization of CSB's financial performance and safeguarding of CSB's assets. In compensating CSB's executive officers, the Committee seeks to achieve the following goals:

 -- motivate executive officers to strive for and achieve outstanding corporate performance which provides a direct benefit to shareholders;

  --  attract highly-qualified key management personnel;

  -- reward superior performance in reaching corporate objectives with aggressive compensation levels and to provide that a significant portion of compensation will be dependent on CSB's annual performance.

Base salaries for executive officers in fiscal 1996 were determined after review of an analysis of salaries paid for comparable positions and consideration of the competition for executive talent within CSB's industry. CSB's review included a survey by the Ohio Banker's Association of executive salaries. CSB's compensation philosophy is to target executive salaries close to the mean of the market rate paid for comparable positions by similarly sized bank holding companies.

Mr. Akins' 1996 base salary, shown in the "Salary" column of the Compensation Table below was increased by 11.1% from his 1995 base salary. Mr. Akins' compensation was determined by the Committee and approved by the Board. His salary is consistent with industry standards and his bonus was based on CSB's financial performance and the continuing growth of CSB.

                              The Compensation Committee

                              Vivan A. McClelland, Chairperson
                              David D. Kaufman
                              J. Thomas Lang
                              David C. Sprang



                    CERTIFIED PUBLIC ACCOUNTANTS

The Board of Directors has appointed the firm of Crowe, Chizek and Company LLP, certified public accountants, as CSB's auditors for the 1997 fiscal year. A representative of Crowe, Chizek and Company LLP is expected to be present at the Meeting, will have the opportunity to make a statement if he desires to do so, and will be available to respond to appropriate questions.


                         EXECUTIVE COMPENSATION

The following table set forth information concerning the Chief
Executive Officer during the fiscal year ended December 31, 1996.(1)



                       Summary Compensation Table



Name and                                         All Other
Principal Position  Year   Salary($)   Bonus($)   Compensation($)(2)
------------------ ----   --------   --------   ------------------
Douglas D. Akins   1996  $100,000.00 $20,000.00   $7,299.75
CEO
                   1995  $ 90,000.00 $15,000.00   $7,406.66

                   1994  $ 78,000.00 $19,500.00   $4,891.75


_________________________

(1) No other executive officer of CSB received salary and bonus exceeding $100,000 for serving in such capacity during the fiscal year ended December 31, 1996.

(2) In 1996, reflects CSB's contribution of $3,549.75 on Mr. Akins' behalf to CSB's 401(k) Plan and $3,750 for serving as a director of CSB. In 1995, reflects CSB's contribution of $5,255.70 on Mr. Akins' behalf to CSB's 401(k) Plan and $2,150.96 for serving as a director of CSB. In 1994, reflects CSB's contribution of $4,891.75 on Mr. Akins' behalf to CSB's 401(k) Plan.

                        PERFORMANCE GRAPH

The following graph compares the yearly stock change and the cumulative total shareholder return on CSB's Common Shares during the five year period ended December 31, 1996 with the cumulative total return on the NASDAQ Bank Stock Index and the Standard and Poor's 500 Stock Index. The comparison assumes $100 was invested on January 1, 1992 in CSB's Common Shares and in each of the indicated indices and assumes reinvestment of dividends.


       Comparison of Five-Year Cumulative Total Return

            1991    1992    1993     1994     1995     1996
            ----   ------  ------  -------  ------  --------
CSB         $100  $125.66 $206.01  $327.64  $339.73  $464.81
Star Bank    100   145.55  165.99   165.31   246.32   325.60
S&P 500      100   107.67  118.17   119.78   164.85   203.24

Return based on $100 invested on December 31, 1991 and the reinvestment of dividends.

                     CERTAIN TRANSACTIONS

There are no existing or proposed material transactions between CSB and any of its officers, directors or beneficial owners of five percent or more of the Common Shares, or the immediate family of any of the foregoing persons.

                         OTHER BUSINESS

The Board of Directors is not aware of any business to be addressed at the Meeting other than those matters described above in this Proxy Statement. However, if any business other than that set forth in the Notice of the Meeting should be properly presented at the Meeting, it is intended that the Common Shares represented by proxies will be voted with respect thereto in accordance with the judgment of the persons voting them.

                        ANNUAL REPORTS

Enclosed with this Proxy Statement is a copy of CSB's Annual Report to Shareholders for the fiscal year ended December 31, 1996. Shareholders are referred to such Report for financial information about the activities of CSB, but such Report is not incorporated into this Proxy Statement and is not to be deemed a part of the proxy soliciting materials.

                 PROPOSALS OF SECURITY HOLDERS

In order to be eligible for inclusion in CSB's proxy materials for the 1998 Annual Meeting of Shareholders, any shareholder proposal to take action at such meeting must be received at CSB's main office at 6 W. Jackson Street, Millersburg, Ohio 44654, no later than
November 18, 1997. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Securities
Exchange Act of 1934, as amended.

                        BY ORDER OF THE BOARD OF DIRECTORS
                        /S/ Douglas D. Akins
                        Douglas D. Akins
                        President and Chief Executive Officer

Millersburg, Ohio
March 18, 1997